Exhibit 10.10

================================================================================


                       DATED THIS 2ND DAY OF OCTOBER 1997



                                    AGREEMENT

                                     Between

                        CONSERVER CORPORATION OF AMERICA



                                       And



                                DATO' DAVID CHIU



                                       Re


                            PROVISION OF DEVELOPMENT,
                        CONSULTING AND FINANCIAL SERVICES




                               KADIR, TAN & RAMLI
                                  KUALA LUMPUR

                         ORRICK, HERRINGTON & SUTCLIFFE,
                                    NEW YORK


================================================================================

AN AGREEMENT made this 2nd day of October, 1997 between Conserver Corporation of America, a company incorporated in Delaware with its principal office at 3250 Mary Street, Suite 405, Coconut Grove, Florida (USA) 33133 ("Conserver") and Dato' David Chiu with his principal residence at Unit 11-1-1, Block 11, Tower 2, Menara Hartamas, Jalan Sri Hartamas 3, Sri Hartamas, 50480 Kuala Lumpur, Malaysia (the "Stockholder").

WHEREAS, Conserver has entered into or plans to enter into certain agreements with Sakhalin General Trading and Investments Limited, a company organized with limited liability under the laws of Cyprus ("SGT"), which agreements remain subject to approval of a majority of Conserver stockholders, and other conditions, pursuant to which Conserver has or will acquire rights to invest in and develop a hotel and casino project in Sakhalin Island, the Russian Federation (the "Sakhalin Project");

WHEREAS, in consideration of certain agreements of the Stockholder related to certain project development services, including the financing of the construction of the Sakhalin Project as more fully described herein, Conserver has agreed, subject to stockholder approval, (i) to issue upon the execution of the Agreement one share of Junior Convertible Preferred Stock of Conserver (the "Preferred Stock") to the Stockholder, which Preferred Stock shall automatically convert into an aggregate 1,500,000 shares (the "Agreed Shares") of Conserver Common Stock, par value $.001, on the Issuance Date (as hereafter defined) and
(ii) to transfer to the Stockholder on the Issuance Date such number of shares of SGTI (the "SGTI Shares") which shall represent a twenty-five percent (25%) interest in the Sakhalin City Centre Limited, a closed joint stock company organized under the laws of the Russian Federation ("SCC") and the entity which is developing the Sakhalin Project; and

WHEREAS, the parties hereto desire to establish in this Agreement agreements that will regulate certain of their rights and obligations in connection with the Agreed Shares and certain other matters.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, the parties hereto have agreed and by execution of this Agreement hereby do agree to consummate the aforementioned transactions (the "Transactions") subject to the terms, conditions, covenants, and agreements contained herein and, in the case of Conserver, subject to approval of a majority of its stockholders.

1.       SAKHALIN PROJECT; ISSUANCE OF
         AGREED SHARES; TRANSFER OF INTEREST

1.1      [Issuance of Agreed Shares

         In addition to providing project development and consulting services with respect to the Sakhalin Project, the Stockholder agrees to use his best efforts to secure or procure the necessary debt financing and guarantees (on behalf of Conserver and its subsidiaries and affiliates) for the complete turnkey construction of the Sakhalin Project, which Financing to be on such terms as are mutually acceptable to Conserver, the Stockholder, SGTI and SCC (the "Financing"). Upon the execution of this Agreement, the Stockholder shall as soon as practicable and with due diligence commence discussions with prospective contractors for the purpose of (a) settling the detailed building plans of the Sakhalin Project as soon as possible and (b) obtaining the Financing within four
         (4) months from the date of this Agreement, or such later date as the parties shall reasonably agree taking into account any delay which may have been occasioned by causes beyond their mutual control. Conserver shall render to the Stockholder the fullest assistance and co-operation in all things which are required to enable Stockholder to secure the Financing. In particular Conserver shall ensure that all requisite approvals for the implementation of the Sakhalin Project shall be obtained as expeditiously as possible. Both parties hereto agree that time is of the essence for the actual implementation of the Sakhalin Project. In consideration of the Stockholder's services hereunder, Conserver has agreed, subject to stockholder approval, on the Issuance Date (as hereinafter defined) to issue the Agreed Shares to the Stockholder upon conversion of the Preferred Stock. "Issuance Date" shall mean the date of mutual execution by Conserver or its nominated affiliate of a legally enforceable and binding agreement from a lender, the terms of which are acceptable to Conserver, SGTI and SCC, to provide the Financing. The Preferred Stock shall become automatically convertible into the Agreed Shares no later than seven (7) business days after the Issuance Date and shall have such other terms as more fully set forth in the form of Certificate of Designation attached hereto as Exhibit A hereto.

1.2      Representations of Conserver
         Regarding the Agreed Shares

         Conserver hereby represents and warrants to the Stockholder that Conserver (i) has and will have the full legal right, power and authority to enter into this Agreement and to issue the Preferred Stock and the Agreed Shares to the Stockholder on the date hereof and the Issuance Date, as applicable, as herein provided, free and clear of any Encumbrances, (ii) upon consummation of the Transactions contemplated by this Agreement and registration of the Preferred Stock and the Agreed Shares in the name of the Stockholder in the stock records of Conserver, the Stockholder will acquire good and valid title to the Preferred Stock and the Agreed Shares, as applicable, free and clear of all Encumbrances and (iii) as of the date hereof, has the capitalization set forth on Schedule 1 hereto.

1.3      Transfer of the SGTI Shares

         On the Issuance Date, subject to stockholder approval, in consideration of the Stockholder's services hereunder, Conserver shall sell, assign, transfer, convey, and deliver to the Stockholder all its right, title, and interest in and to the SGTI Shares.

1.4      Representations of Conserver
         Regarding the SGTI Shares

         Conserver hereby represents and warrants to the Stockholder that Conserver or its nominated affiliate on the Issuance Date (i) shall be the sole owner of record and the sole beneficial owner of the SGTI Shares which shall represent 38.46% of the shares of the capital stock of SGTI, which in turn shall represent a 25% interest in the outstanding capital stock of SCC, (ii) that it will have or have had at all relevant times the full legal right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the SGTI Shares to the Stockholder on the Issuance Date as herein provided,
         (iii) upon consummation of the Transactions contemplated by this Agreement and registration of the SGTI Shares in the name of the Stockholder in the stock records of SGTI, the Stockholder will acquire good and valid title to the SGTI Shares, free and clear of all

         Encumbrances, except for any first priority lien or mortgage lien in favor of the lender(s) providing and/or securing the Financing and (iv) the SGTI Shares shall rank on a pari passu basis with the other outstanding ordinary shares of SGTI.

1.5      Representations of Stockholder

         Stockholder hereby represents and warrants to Conserver that it has the full legal right, power and authority to enter into this Agreement and neither the consummation of the actions contemplated hereby or thereby on the part of Stockholder or any of its affiliates violates any law, rule, regulation, or order, or conflicts with or will result in the breach of any of the terms, conditions or provisions of, or constitute a default under, any agreement, indenture, instrument or undertaking to which Stockholder or any of his affiliates by which he, they or their respective properties are bound.

2.       CERTAIN MATTERS RELATING TO THE PREFERRED
         STOCK, AGREED SHARES, AND THE SGTI SHARES

2.1      Investment Representations of the Stockholder

         The Stockholder acknowledges that the acquisition of the Preferred Stock, the Agreed Shares and the SGTI Shares is a highly speculative investment. This Agreement is made in reliance upon the express representations and warranties of the Stockholder that: (1) the Stockholder is able, without impairing his financial condition, to hold the Preferred Stock, the Agreed Shares and the SGTI Shares for an indefinite period of time and to suffer a complete loss on his investment; (2) the Stockholder has discussed Conserver and its plans, operations and financial condition with its officers and he has received all such information as he deems necessary and appropriate to enable him to evaluate the financial risk inherent in making an investment in the Preferred Stock, the Agreed Shares and the SGTI Shares and has received and had access to satisfactory and complete information concerning the business and financial condition of the Stockholder in response to his inquiries in respect thereof; (3) the Preferred Stock, the Agreed Shares and the SGTI Shares are being acquired for such Stockholder's own account for investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the same; (4) the Stockholder either (A) has a pre-existing business or personal relationship with Conserver or any of its officers, directors or controlling persons or (B) could be reasonably assumed to have the capacity to evaluate the merits and risks of an investment in Conserver and to protect Stockholder's own interests in connection with this transaction by reason of Stockholder's business or financial experience or the business or financial experience of Stockholder's professional advisors who are unaffiliated with and who are not compensated by Conserver or any affiliate or selling agent of Conserver, directly or indirectly; (5) Stockholder's principal residence is located at the address indicated at the beginning of this Agreement; and (6) the Preferred Stock and the Agreed Shares may not be sold without registration under the Securities Act of 1933, as amended (the "Act"), or an exemption therefrom.

2.2      Legends on Certificates

          Until such time as the Preferred Stock and the Agreed Shares shall have been registered under the Act, or shall have been transferred in accordance with an opinion of counsel satisfactory to Conserver that such registration is not required, stop transfer instructions shall be issued to Conserver's transfer agent, and so long as required under the Act or the regulations promulgated thereunder, the certificate(s) representing the Preferred Stock and the Agreed Shares shall bear substantially the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"). These securities have not been acquired with a view to distribution or resale, and may not be sold, exchanged, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such shares under the Act, as amended, and any applicable state laws, or an opinion of counsel satisfactory to Conserver Corporation of America that registration is not required under such Act or under applicable laws.

         So long as this Agreement is in effect stop transfer instructions shall be issued to Conserver's transfer agent, if any, or, if Conserver transfers its own securities, a notation shall be made in the appropriate records of Conserver with respect to the Preferred Stock and the Agreed Shares, and so long as required, the certificate(s) representing the Preferred Stock and the Agreed Shares shall bear substantially the following legend:

                  The securities represented by this certificate are subject to restrictions on voting and transfer and may not (nor may any interest therein), directly or indirectly, voluntarily or involuntarily, be sold, exchanged, mortgaged, pledged, hypothecated, given, bequeathed, transferred, assigned, encumbered, alienated, or in any other way whatsoever be disposed of except in accordance with and subject to all the terms and conditions of a certain Agreement dated as of October 2, 1997, a copy of which is on file at the principal office of Conserver Corporation of America.

2.3 Restrictions on Transfer of the Preferred Stock, the Agreed Shares and the SGTI Shares

         The Stockholder shall not for a period of three years from the date of issuance or transfer, as applicable, of the Preferred Stock, the Agreed Shares or the SGTI Shares, voluntarily or involuntarily, directly or indirectly, sell, contract to sell, grant a right to purchase, exchange, mortgage, pledge, hypothecate, give, bequeath, transfer, assign, encumber, alienate or in any other way whatsoever dispose of (hereinafter collectively called "Transfer") any of the Preferred Stock, the Agreed Shares or the SGTI Shares, including any options and warrants with respect to the Preferred Stock, the Agreed Shares or the SGTI Shares received by way of dividend or upon an increase, reduction, substitution or reclassification or combination of stock of Conserver or SGTI, or upon any reorganization of Conserver or SGTI, as applicable. Notwithstanding any of the foregoing, the Stockholder may transfer the Preferred Stock, the Agreed Shares and the SGTI Shares to any subsidiary or affiliate of the Stockholder, subject to Conserver's consent, such consent which shall not be unreasonably withheld.

2.4      Covenant Regarding Issuance of Shares in SGTI

         Conserver hereby agrees that so long as the Stockholder continues to hold the SGTI Shares, Conserver will not cause SGTI to issue additional ordinary shares without the prior approval of the Stockholder except for issuances made in connection with the Financing or under circumstances where the Stockholder is offered the option to invest in SGTI on the same terms.

2.5      Voting Agreement

         The Stockholder and Conserver hereby agree that until three years from the Issuance Date, the Stockholder agrees to give Conserver by execution of this Agreement and in order to secure the rights set forth above, an irrevocable proxy of Stockholder, with full power of substitution, to vote on all matters as Conserver deems appropriate, with respect to the Preferred Stock (to the extent the Preferred Stock has any statutory voting rights) and the Agreed Shares at all meetings of the stockholders of Conserver and by means of any written consent of stockholders with respect to all matters. Conserver hereby designates Charles H. Stein, the Chairman, President and Chief Executive Officer of Conserver as the authorized person to exercise the aforementioned voting rights on behalf of Conserver, and, unless Charles H. Stein shall for whatever reason become incapacitated so to act, Conserver shall not appoint another person to exercise such rights.

2.6      Repurchase of Agreed Shares

         In the event that Stockholder wishes to sell all or any part of the Agreed Shares after the period provided in Section 2.3, Conserver shall have the first option to purchase all or any part of such Agreed Shares from the Stockholder. Stockholder shall give Conserver written notice thereof of its intent to sell any or all of the Agreed Shares. Conserver shall have a right to purchase all or a portion of said shares at a price equal to the (i) closing price per share as reported on the Nasdaq (as reported in the Wall Street Journal) on the date written notice is given to Conserver or (ii) the price offered to the Stockholder by an unaffiliated third party (not a competitor of Conserver) in an irrevocable and unconditional bona fide written offer (the "Bona Fide Offer"), as applicable. Conserver shall have the right to purchase all or a portion of the Agreed Shares by giving the Stockholder written notice no later than ten (10) business days after written notice is provided to Conserver. In the event that Conserver fails to exercise its option pursuant to this Section 2.6, Stockholder shall have the right to sell the Agreed Shares or any of the Agreed Shares to such third party at the price offered to Conserver without any further obligations to sell the same to Conserver. If, however, any or all of the Agreed Shares are not sold pursuant to the Bona Fide Offer within thirty (30) days from the receipt by Conserver of the Stockholder's notice of intent to sell, the unsold Agreed Shares shall remain subject to the terms of this Agreement.

2.7      Repurchase of the SGTI Shares

         Notwithstanding the provisions of Section 2.3, in the event that Stockholder wishes to sell all or any part of the SGTI Shares, Conserver shall have the first option to purchase all or any part of the SGTI Shares from the Stockholder. Stockholder shall give Conserver written notice thereof of its intent to sell any or all of the SGTI Shares. Conserver shall have a right to purchase all or a portion of the SGTI Shares at a price equal to the (i) price which shall be determined by an independent appraisal performed by a mutually acceptable, internationally-recognized appraiser (an "Independent Appraisal"), the cost of which shall be split between the parties (the parties hereto agree that such appraisal shall be conclusively accepted as the fair value of the SGTI Shares) or (ii) the price offered to the Stockholder by an unaffiliated third party (not a competitor of Conserver) in a Bona Fide Offer, as applicable. Conserver shall have the right to purchase the SGTI Shares by giving the Stockholder written notice no later than ten (10) business days after written notice is provided to Conserver. In the event that Conserver fails to exercise its option pursuant to this Section 2.7, Stockholder shall have the right to sell the SGTI Shares to such third party at the price offered to Conserver without any further obligations to sell the SGTI Shares to Conserver. If, however, any or all of the SGTI Shares is not sold pursuant to the Bona Fide Offer within thirty (30) days from the receipt by Conserver of the Stockholder's notice of intent to sell, the unsold Agreed Shares shall remain subject to the terms of this Agreement.

3.       NON-WAIVER

3.1 No failure or delay on the part of either party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power preclude any other or further exercise thereof or the exercise of any other right or power herein.

4.       CONSENTS AND APPROVALS

4.1 The parties hereto agree that as soon as possible after the execution of this Agreement they will take all necessary steps to obtain any necessary or appropriate governmental approvals or permits to consummate the Transactions. The parties hereto acknowledge and agree that if the structure of the Transactions requires amendment to, among other things, achieve more favorable tax and accounting treatment for Conserver, each party shall cooperate with the other to take all action necessary (not to the material detriment of either party) to amend the terms or structure of the Transactions, as appropriate, while preserving the economic benefits to each party as provided herein.

5.       TRADE SECRETS

5.1      Each of the parties hereto hereby agrees:

             (a) that any technical, economic, commercial, financial and other information which is secret or confidential and is acquired from any party hereto or from any entity directly or indirectly affiliated with such party or from Conserver or the Stockholder shall be kept strictly secret and confidential and shall not be used for its or his own benefit or be disclosed to any third party and that all reasonable steps shall be taken to prevent the disclosure thereof to third parties by its or his employees or others;

             (b) that on the termination of this Agreement for any reason all documents given by one party to the other party giving it consider to be confidential shall be returned to such party by the other;

             (c) that the covenants and obligations of this Clause shall survive expiration or termination of this Agreement and the parties hereto shall continue to observe them regardless of whether its rights hereunder shall be terminated or it shall cease to be a party hereto or the Stockholder holds shares on Conserver, except and until either party can reasonably demonstrate to the other that any specific information previously regarded as secret or confidential has entered the public domain through no act or default of such party.

6.       ARBITRATION

6.1 Each party hereto shall use all reasonable efforts to resolve amicably any controversy or dispute arising out of or relating to this Agreement, including reasonable efforts to resolve any controversy or dispute by consultation between the chairmen of each party hereto in the event that any controversy or dispute is not otherwise amicably resolved. If any dispute or difference shall arise between the parties hereto touching any clause, matter or thing herein contained or the operation or construction thereof or any matter or thing in any way connected with this Agreement or the rights, duties or liabilities of either party under or in connection with this Agreement, then and in every such case the dispute or difference shall be referred to a single arbitrator in case the parties agree upon one and otherwise to two arbitrators one to be appointed by each party and in either case in accordance with and subject to the provisions of the International Chamber of Commerce or any statutory modification or re-enactment thereof for the time being in force and such arbitration shall be held in the City of London, England or in such other place as the parties shall mutually agree.

7.       NOTICES

7.1 Any notices or communications required or permitted to be given hereunder shall be in writing (including telegraphic, telecopy, telex or cable communications) and mailed, telegraphed, telecopied, telexed, cabled or personally delivered to the party at the address specified at the beginning of this Agreement or at such other address or number as the recipient shall previously have designated by written notice to the other party in the manner specified herein. Notice shall be deemed to have been given and delivered to any party hereto on the date of the addressee's receipt thereof. All notices and communications hereunder, and all documents or instruments delivered in connection with this Agreement shall be in the English language and in the event of any conflict, the English version of any such documents or instruments shall govern in all circumstances.

8.       MISCELLANEOUS

8.1      Applicable Law

         The validity, construction and performance of this Agreement shall be governed by this Agreement shall be interpreted in accordance with the laws of England and any arbitration initiated hereunder shall apply the laws of such country.

8.2      Assignment

         This Agreement and all rights and obligations hereunder are personal as to the parties hereto and neither of the parties hereto shall assign or attempt to assign any such rights or obligations without the prior consent of the other duly given in writing.

8.3      No Partnership

         Nothing in this Agreement shall be deemed to create a partnership between the parties hereto.

8.4      Severability

         Each Clause hereof shall be deemed to be independent and the invalidity of any such Clause which may be unenforceable as contrary to the principles of law of any country shall not affect the validity of any other Clause of this Agreement.

8.5      Counterpart Signatures

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement.

8.6      Mutual Intentions

         The parties hereto recognize and accept that it is impracticable to provide herein for every contingency that may arise in the course of the performance of the terms and conditions contained in this Agreement or in the operation of the Transactions contemplated hereby and accordingly they hereby declare it to be their mutual intention that in all cases they shall each of them use their best endeavors to ensure that this Agreement shall operate as between themselves fairly and equitably.

IN WITNESS WHEREOF the parties hereto have hereunto set their hands the day and year first above written.



SIGNED by Charles H. Stein                  )
                                            )              /s/
for and on behalf of Conserver              )
in the presence of:-                        )




               /s/
         LOW YONG SUAN
         ADVOCATE & SOLICITOR
         KUALA LUMPUR

--------------------------




SIGNED by DATO' DAVID CHIU                  )
the Stockholder in the                      )              /s/
presence of:-                               )




               /s/
         LOW YONG SUAN
         ADVOCATE & SOLICITOR
         KUALA LUMPUR

--------------------------


                                                                                                        Schedule 1


               Capitalization of Conserver Corporation of America

                       As of September _____________,1997


Before Transactions

         Shares of Common Stock
                Par Value $.001 Issued and Outstanding                                                  6,712,904

         Shares of Preferred Stock
                Par Value $.0l; 5,000 authorized;
                zero issued and outstanding                                                                    -

         Warrants, Options and Notes Convertible or
                Exercisable into Common Stock                                                           3,612,500
                                                                                                      ------------
         Total Shares of Common Stock Outstanding
                on a Fully Diluted Basis                                                               10,325,404
                                                                                                      ------------
After Transactions and Stockholder Approval

         Shares of Common Stock
                Par Value $.001 Issued and Outstanding                                                  6,712,904

         Shares of Preferred Stock par Value $.0l; 5,000,000 Authorized; One
                Share of Junior Convertible Preferred Outstanding until
                Conversion.

         Shares of Common Stock Proposed to be Issued For:

                Shares of SGTI                                                                          2,000,000

                Hotel Management Contract                                                               2,000,000

                Sakhalin Construction Financing                                                         1,500,000
                                                                                                      ------------
         Proposed Private Placement of                                                                        **
                $9,000,000-$10,000,000 in shares of
                Common Stock, based upon a discount to the market price at the time of the placement



----------------
**Not available





Assumed Total Shares of Common Stock                                                                   12,212,904
        Outstanding

Existing or Proposed Warrants,
        Options and Notes Convertible
        or Exercisable into Common Stock*                                                               4,212,500
                                                                                                      ------------
Total Shares of Common Stock Outstanding
        on a Fully Diluted Basis                                                                       16,425,404
                                                                                                      ------------


----------------
*Excludes shares of common stock issuable upon exercise of stock options available for grant under Conserver's option plan.

                                    Exhibit A

                           CERTIFICATE OF DESIGNATION

                                       of

                       JUNIOR CONVERTIBLE PREFERRED STOCK

                                       for

                        CONSERVER CORPORATION OF AMERICA


          Conserver Corporation of America, a Delaware corporation ("the Corporation"), pursuant to the provisions of Section 11 of the General Corporation Law of the State of Delaware, does hereby make this Certificate of Designation and does hereby state and certify that pursuant to the authority expressly vested in the Board of Directors of the Corporation by the Certificate of Incorporation of the Corporation, the Board of Directors duly adopted the following resolutions, which resolutions remain in full force and effect as of the date hereof:

         RESOLVED, that, pursuant to Article FOURTH of the Certificate of Incorporation of the Corporation, the Board of Directors hereby authorizes the issuance of, and fixes the designation and preferences and relative, participating, optional and other special rights, and qualifications, limitations and restrictions, of a series of Junior Convertible Preferred Stock consisting of one (1) share, par value $0.01, to be designated "Junior Convertible Preferred Stock" ("the Preferred Share").

         RESOLVED, that the Preferred Share shall be subject to the following terms and provisions:

         1. Dividends. The holder of the Preferred Share shall be entitled to receive out of any assets legally available therefor dividends at the annual rate of ten cents ($.10) per Preferred Share, per annum payable on December 31 of each year, commencing December 31, 1997, when and as declared by the Board of Directors, in preference and priority to any payment of any dividend on the Common Stock (as defined below) or any other class or series of stock of the Corporation.

         2. Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holder of the Preferred Share shall be entitled to receive, prior and in preference to any distribution of any assets of the Corporation to the holders of any other class or series of shares, the amount of $1.00 per Preferred Share ("the Liquidation Preference").

         3. Issuance of Preferred Share. The Preferred Share shall be issued by the Corporation pursuant to and in accordance with an agreement to be entered into between the Corporation and Dato' David Chiu dated as of October 2, 1997 with respect to the financing of the construction of a hotel and casino project in Sakhalin Island, the Russian Federation (the "Preferred Stock Agreement").

         4. Conversion. The Preferred Share shall automatically convert on the Issuance Date, as hereinafter defined, into one million five hundred thousand (1,500,000) shares of common stock, par value $0.001 of the Corporation (the "Common Stock"), free and clear of any liens, claims or encumbrances, on the following terms and conditions. The "Issuance Date" shall have the meaning ascribed to it in the Preferred Stock Agreement.

                  (a) Mechanics of Conversion. To convert the Preferred Share into shares of Common Stock, the holder of the Preferred Share shall give written notice ("Conversion Notice") to the Corporation in the form of Exhibit A hereto (which Conversion Notice may be given by facsimile transmission) stating that such holder elects to convert the same and shall state therein the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued (the date of such Conversion Notice shall be referred to herein as the "Conversion Date"). The Conversion Date may not occur before the Issuance Date. Such holder shall surrender the certificate representing the Preferred Share being converted duly endorsed, at the office of the Corporation or of any transfer agent for such shares. The Corporation shall, upon receipt of such Conversion Notice, issue and deliver to or upon the order of the holder, against delivery of the certificate representing the Preferred Share which has been converted, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled (with the number of and denomination of such certificates designated by such holder). The conversion pursuant to this Section 4 shall be deemed to have been made immediately prior to the close of business on the Conversion Date. The person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock at the close of business on the Conversion Date.

                  (b) Distributions. In the event the Corporation shall at any time or from time to time make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Corporation or any of its direct or indirect subsidiaries other than additional shares of Common Stock, then in each such event, in addition to the number of shares of Common Stock receivable upon conversion, provision shall be made so that the holder of the Preferred Share shall receive, upon the conversion thereof, the securities of the Corporation or such subsidiary which they would have received had they been the owners on the date of such event of the number of shares of Common Stock issuable to them upon conversion.

                  (c) Notice of Record Date. In the event of any taking by the Corporation of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, any security or right convertible into or entitling the holder thereof to receive additional shares of Common Stock, or any right to subscribe for purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall deliver to the holder of the Preferred Share at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution, security or right and the amount and character of such dividend, distribution, security or right.

                  (d) Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common, solely for the purpose of effecting the conversion of the Preferred Share, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Preferred Share, and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of the Preferred Share, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including without limitation engaging in best efforts to obtain the requisite shareholder approval. Without in any way limiting the foregoing, so long as the Preferred Share remains outstanding the Corporation agrees to reserve and at all times keep available solely for purposes of conversion of the Preferred Share such number of authorized but unissued shares of Common Stock that is set forth in the Preferred Stock Agreement.

                  (e) Reorganization or Merger; Going Private. In case of any reorganization or any reclassification of the capital stock of the Corporation or any consolidation or merger of the Corporation with or into any other corporation or corporations or a sale of all or substantially all of the assets of the Corporation to any other person, then, as part of such reorganization, consolidation, merger or sale, if the holders of shares of Common Stock receive any publicly traded securities as part or all of the consideration for such reorganization, consolidation, merger or sale, then provision shall be made such that the Preferred Share shall thereafter be convertible into such new securities at a conversion price which places the holder of the Preferred Share in an economically equivalent position as it would have been if not for such event. In addition to the foregoing, if the holders of shares of Common Stock receive any non-publicly traded securities or other property or cash as part or all of the consideration for such reorganization, consolidation, merger or sale, then such distribution shall be treated as a distribution under Section 4(b) above and such Section shall govern such distribution.

         5. Voting Rights. The holder of the Preferred Share shall have no voting rights.

         6. Nontransferable. The Preferred Share is being issued to Dato' David Chiu and is not transferable without the written consent of the Corporation except in accordance with the terms of the Preferred Stock Agreement.

         7. Redemption. The Preferred Share may be redeemed at the option of the Corporation, at any time after 2nd October 1998 for cash in an amount per share equal to the Liquidation Preference set forth in Section 2 hereof.

         IN WITNESS WHEREOF, Conserver Corporation of America has caused this Certificate to be signed by its Chief Executive officer and attested by its Secretary this ____________ day of _______________ 1997.


                                             CONSERVER CORPORATION OF AMERICA



                                    By:  ______________________________________
                                         Charles H. Stein
                                         Chief Executive Officer



ATTEST:




-----------------------
Gerald M. Breslauer
Secretary

                                    EXHIBIT A



                            (To be Executed by Holder
                    in order to Convert the Preferred Share)


                                CONVERSION NOTICE
                                       FOR
                       JUNIOR CONVERTIBLE PREFERRED STOCK


The undersigned, as a holder ("Holder") of the Junior Convertible Preferred Stock ("Preferred Shares") of Conserver Corporation of America ("the Corporation"), hereby irrevocably elects to convert the Preferred Share for shares of common stock, par value $0.001 per share ("the Common Stock"), of the Corporation according to the terms and conditions of the Certificate of Designation for the Preferred Share as of the date written below. The undersigned hereby requests that share certificates for the Common Stock to be issued to the undersigned pursuant to this Conversion Notice be issued in the name of, and delivered to, the undersigned or its designed or its designee as indicated below. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Certificate of Designations.

Conversion Date:  _________________

Conversion Information:  NAME OF HOLDER:  ______________________________________

                          By:  _________________________________________________
                               Print Name:
                               Print Title:

                               Print Address of Holder:

                               _________________________________________________

                               _________________________________________________
                               Issue Common Stock to:  _________________________
                               at:  ____________________________________________

                               _________________________________________________

                               _________________________________________________


if Common stock is to be Issued to a person other than Holder, Holder's signature must be guaranteed below:

SIGNATURE GUARANTEED BY:

-----------------------------